UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 2, 2006



REUNION INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE			01-15739			06-1439715
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(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)


11 STANWIX STREET, SUITE 1400
PITTSBURGH, PENNSYLVANIA 15222
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(Address of principal executive offices, including zip code)


(412) 281-2111
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(Registrant?s telephone number, including area code)


NOT APPLICABLE
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[   ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[   ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Item 2.01 ? Completion of Acquisition or Disposition of Assets

	On March 2, 2006, effective March 1, 2006, Reunion Industries, Inc. (the ?Registrant?) completed the sale of the business and substantially all of the assets of its Plastics segment to Oneida Molded Plastics, LLC (?Buyer?) for a purchase price consisting of $11,573,000 paid in cash and the Buyer?s assumption of the accounts payable and other current liabilities of the segment. The purchase price is subject to a post-closing adjustment based on a closing balance sheet for the segment that is to be prepared within 60 days of the closing date. The Registrant deposited $300,000 of the purchase price in a one-year escrow, as security for any claims of the Buyer that may arise after the closing under the governing Asset Purchase Agreement.

	The purchase price was determined by negotiation between the Registrant and the Buyer. There is no relationship, other than in respect of the reported transaction, between (1) the Buyer and (2) the Registrant or any of Registrant?s affiliates or any of Registrant?s directors or officers or any associates of any such director or officer.

Item 5.02 ? Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

	(a)	Effective March 2, 2006, Charles E. Bradley, Sr. (?C. Bradley?)
resigned his officership as Chairman of the Board and Chief Executive Officer of the Registrant. However, he continues to serve as a director of the Registrant.

	(b)	Effective March 2, 2006, the Board of Directors elected Kimball
J. Bradley (?K. Bradley?) as Chairman of the Board and Chief Executive
Officer of the Registrant. He also continues to serve as President of the Registrant. Since May 1, 2000, K. Bradley has served as President and Chief Operating Officer of the Registrant. He is the son of C. Bradley, who is a director of the Registrant.

	The only transactions between the Registrant and K. Bradley or any member of his immediate family since January 1, 2005, in which the amount involved exceeds $60,000, are the following:

(1)	The Registrant paid salary and provided benefits to C. Bradley and K. Bradley as compensation for their services as officers and employees of the Registrant, as described in the Registrant?s
2005 Proxy Statement filed with the Securities and Exchange
Commission.

(2)	On June 21, 2005, C. Bradley and K. Bradley cancelled a total of
$378,000 of the Registrant?s indebtedness to them ($258,000 by K.
Bradley and $120,000 by C. Bradley), in consideration of which the Registrant issued to them a total of 378,000 shares of the Registrant?s common stock (258,000 shares to K. Bradley and 120,000 shares to C. Bradley). Of the indebtedness cancelled, $68,040 was applied to the purchase of such shares ($46,400 by K.
Bradley and $21,600 by C. Bradley), and the balance was forgiven
($211,560 by K. Bradley and $98,400 by C. Bradley).

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Item 9.01 ? Financial Statements and Exhibits

	Pro forma financial information will be included in the Company?s Annual Report for the year ended December 31, 2005 on Form 10-K.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	March 8, 2006					REUNION INDUSTRIES, INC.
								(Registrant)

							By /s/ John M. Froehlich
								John M. Froehlich
								Executive Vice President
								of Finance and Chief
								Financial Officer


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19293.000/406766.1